SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 16, 2001



                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





        0-27266                                       36-3154957
(Commission File Number)                (I.R.S. Employer Identification Number)



750 North Commons Drive, Aurora, Illinois                      60504
(Address of principal executive offices)                       (Zip Code)



                                 (630) 898-2500
              (Registrant's telephone number, including area code)

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ITEM 4.  Change in Registrant's Certifying Accountants

     (a)     (i) On February 19, 2001 the Registrant and Arthur Andersen LLP
             (AA) mutually agreed to terminate AA's appointment as the Registrant's auditors. The Registrant then engaged Ernst & Young LLP as its Independent Public Accountant.

     (ii) AA's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The mutual decision to terminate AA's appointment as independent public accountants was discussed with the Registrant's Audit Committee and Board of Directors. The retention of Ernst & Young LLP was recommended and approved by the Registrant's Audit Committee and Board of Directors.

     (iv) In connection with its audits for the two most recent fiscal years and through February 19, 2001, there have been no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through February 19, 2001, there were no reportable events except that on February 13, 2001, AA reported a material weakness in the Registrant's internal control structure relative to inadequate monitoring controls to ensure authorized price changes are reported in a timely basis. The Registrant believes that it has implemented the necessary monitoring controls. The Registrant's management and Audit Committee believe the concerns expressed by AA have been adequately addressed with the implementation of the monitoring controls over authorized price changes. AA has indicated to the Registrant that the controls the Registrant has implemented, if operating effectively, should mitigate the control deficiency.

     (vi) In accordance with the requirements of Item 304 (a)(3) of Regulation S-K, the registrant has requested that AA furnish it with a letter to the Securities and Exchange Commission stating whether or not it agrees with the disclosures in this Form 8-K. A copy of such letter, dated February 16, 2001, is filed as Exhibit
             16.1 to this Form 8-K.

     (b)     New independent accountants

     (i) Ernst and Young LLP ("E&Y") was engaged by the Registrant on February 19, 2001 the Registrant's independent public accountant. E&Y was not consulted by the Registrant with respect to the application of accounting principles to a specific completed transaction or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. E&Y acted as the independent public accountant to Teltrend, Inc. which was acquired by the Registrant in March, 2000. The Registrant provided a copy of AA's letter reporting the material weakness in the Registrant's internal control structure described above to E&Y and authorized AA to respond fully to the inquiries of E&Y regarding the letter.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             Exhibit 16.1 - Letter from Arthur Andersen LLP to the Securities and ExchangeCommission dated February 16, 2001.

             Exhibit 16.2 - Letter from Arthur Anderson LLP to the Securities and Exchange Commission dated February 21, 2001

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               Westell Technologies, Inc.

         Dated February 23, 2001               By: /s/ Nicholas C. Hindman, Sr.

                                               Name:  Nicholas C. Hindman, Sr.
                                               Title:    Chief Financial Officer